Exhibit 10.1

AMENDMENT NO. 2 TO THE THIRD AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This AMENDMENT NO. 2 TO THE THIRD AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT is dated as of August 5, 2010 (this “Amendment”) and is entered into by and among NeurogesX, Inc., a Delaware corporation (the “Company”), the parties defined as “Investors” in the IRA (as defined below) (each a “Prior Investor,” and collectively, the “Prior Investors”). The Third Amended and Restated Investors’ Rights Agreement dated as of November 14, 2005, as amended, shall be hereinafter referred to as the “IRA.”

RECITALS

WHEREAS, the Company and the undersigned Prior Investors (on behalf of all Prior Investors) desire to amend Section 1.14 of the IRA; and

WHEREAS, Section 4.3 of the IRA allows the amendment of the IRA with the written consent of the Company and the holders of at least a majority of the Registrable Securities, as defined in the IRA, outstanding.

WHEREAS, the undersigned Prior Investors hold sufficient shares of Registrable Securities to amend the IRA pursuant to Section 4.3 thereto.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged by the parties hereto, the parties hereby covenant and agree as follows:

1. Amendment to Section 1.14. Section 1.14 of the IRA is hereby amended and restated to read in its entirety as follows:

“1.14 Termination/Deferral of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.2, 1.3 or 1.5 shall terminate on June 30, 2013. Prior to such termination, a Holder of Registrable Securities consisting of less than 1% of the then outstanding shares of capital stock of the Company shall not have registration rights under Sections 1.2 or 1.5 hereof during any period of time prior to such termination when all Registrable Securities held (or deemed held) by such Holder may be sold pursuant to Rule 144 under the Securities Act (or any successor regulation) during a three month period. For purposes of this Agreement the term “Qualified IPO” shall mean the initial public offering of Common Stock of the Company which occurred on May 1, 2007.”

2. Except as set forth in this Amendment, the provisions of the IRA shall remain unchanged and shall continue in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

NEUROGESX, INC.

By:	/s/ Anthony DiTonno
Anthony DiTonno
President and Chief Executive Officer

[Signature Page to Amendment No. 2 to the NeurogesX Third Amended and Restated Investors’ Rights Agreement]

PRIOR INVESTOR:	ARCH Venture Fund V, L.P.

	By:	ARCH Venture Partners V, L.P.
	Its:	General Partner

	By:	ARCH Venture Partners V, LLC
	Its:	General Partner

	By:	/s/ Robert T. Nelsen
	Its:	Managing Director

ARCH V Entrepreneurs Fund, L.P.

	By:	ARCH Venture Partners V, L.P.
	Its:	General Partner

	By:	ARCH Venture Partners V, LLC
	Its:	General Partner

	By:	/s/ Robert T. Nelsen
	Its:	Managing Director

Healthcare Focus Fund, L.P.

	By:	ARCH Venture Partners V, L.P.
	Its:	General Partner

	By:	ARCH Venture Partners V, LLC
	Its:	General Partner

	By:	/s/ Robert T. Nelsen
	Its:	Managing Director

[Signature Page to Amendment No. 2 to the NeurogesX Third Amended and Restated Investors’ Rights Agreement]

PRIOR INVESTOR:	Montreux Equity Partners II SBIC, L.P.

	By:	Montreux Equity Management II SBIC,
LLC, its General Partner

	By:	/s/ Daniel K. Turner III
	Name:	Daniel K. Turner III
	Title:	Managing Member

Montreux Equity Partners III SBIC, L.P.

	By:	Montreux Equity Management III SBIC,
LLC, its General Partner

	By:	/s/ Daniel K. Turner III
	Name:	Daniel K. Turner III
	Title:	Managing Member

[Signature Page to Amendment No. 2 to the NeurogesX Third Amended and Restated Investors’ Rights Agreement]

PRIOR INVESTOR:	Pacven Walden Ventures V, L.P.

	By:	Pacven Walden Management V, Co., Ltd.
	Its:	General Partner

	By:	/s/ Lip-Bu Tan
Lip-Bu Tan, Director

Pacven Walden Ventures Parallel V-A C.V.

	By:	Pacven Walden Management V, Co., Ltd.
	Its:	General Partner

	By:	/s/ Lip-Bu Tan
Lip-Bu Tan, Director

Pacven Walden Ventures Parallel V-B C.V.

	By:	Pacven Walden Management V, Co., Ltd.
	Its:	General Partner

	By:	/s/ Lip-Bu Tan
Lip-Bu Tan, Director

Pacven Walden Ventures V-QP Associates Fund, L.P.

	By:	Pacven Walden Management V, Co., Ltd.
	Its:	General Partner

	By:	/s/ Lip-Bu Tan
Lip-Bu Tan, Director

Seed Ventures III Pte. Ltd.

	By:	/s/ Loo Hock Voon
Loo Hock Voon, Liquidator

[Signature Page to Amendment No. 2 to the NeurogesX Third Amended and Restated Investors’ Rights Agreement]

PRIOR INVESTOR:	International Venture Capital Investment III Corporation

	By:	/s/ Lip-Bu Tan
Lip-Bu Tan, President

International Venture Capital Investment Corporation

	By:	/s/ Lip-Bu Tan
Lip-Bu Tan, President

Asian Venture Capital Investment Corporation

	By:	/s/ Lip-Bu Tan
Lip-Bu Tan, President

Pacven Walden Ventures V Associates Fund, L.P.

	By:	/s/ Lip-Bu Tan
Lip-Bu Tan

[Signature Page to Amendment No. 2 to the NeurogesX Third Amended and Restated Investors’ Rights Agreement]

PRIOR INVESTOR:	The Global Life Sciences Ventures Funds II GmbH & Co. KG

Represented by its General Partner The Global Life Sciences Ventures GmbH

	By:	/s/ Hanns-Peter Wiese
	Title:	Hanns-Peter Wiese, Partner

The Global Life Sciences Ventures Funds II Limited Partnership

Represented by its General Partner
Global Life Sciences Ventures (GP) Limited

	By:	/s/ Connie Helyor
	Title:	Connie Helyor, Director

[Signature Page to Amendment No. 2 to the NeurogesX Third Amended and Restated Investors’ Rights Agreement]